                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549
                                                     FORM 8-K
                                                  CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

                                                 December 14, 2005
                                -------------------------------------------------
                                 Date of Report (Date of earliest event reported)

                                              HANCOCK HOLDING COMPANY
                             -------------------------------------------------------
                              (Exact name of registrant as specified in its charter)

              Mississippi                          0-13089                            64-0169065
   -------------------------------         ------------------------        --------------------------------
   (State or other jurisdiction of         (Commission File Number)         (I.R.S. Employer Identification
           incorporation)                                                               Number)

                                       One Hancock Plaza, 2510 14th Street,
                                            Gulfport, Mississippi 39501
                               --------------------------------------------------
                                (Address of Principal Executive Offices)(Zip Code)

                        Registrant's telephone number, including area code: (228) 868-4000

                          --------------------------------------------------------------
                           (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2005, the Board of Directors of Hancock Holding Company (the “Company”) approved the adoption of the Nonqualified Deferred Compensation Plan for directors and key management employees (the “Plan”), effective as of February 1, 2006. The Plan provides benefits to members of the Board of Directors and a select group of management or highly compensated employees of the Company and its affiliates and is designed to comply with the requirements of The American Jobs Creation Act of 2004. Under the Plan, participants who are directors may defer on a pre-tax basis up to 100% of their director fees, and participants who are employees may defer on a pre-tax basis up to 80% of their base compensation and up to their 100% of bonus or commissions. In addition, participants who receive incentive awards under the Company’s 2005 Long-Term Incentive Plan may defer such awards under the Plan. Under the Plan, the Company has the right, in its discretion (unless required by an agreement with the participant), to make contributions for the benefit of select participants.

The deferred compensation accounts are fully vested to the extent they consist of amounts attributable to deferrals by the participants, but may be subject to a vesting schedule to the extent that they consist of amounts attributable to discretionary contributions by the Company. The deferred compensation accounts are credited with earnings based upon investment elections that the participants make from among various measurement funds designated by the Company (including a fund comprised of shares of the Company’s common stock). Regardless of these investment directions, the deferred compensation accounts remain general obligations of the Company, and the Plan is unfunded.

At the time deferral elections are made, participants may choose when the amounts they defer will be paid to them. Distributions of amounts deferred under the Plan upon a participant’s retirement are payable in installments or in a lump sum, at the participant’s option; distributions for reasons other than retirement are generally payable in a lump sum. Elections may be changed, subject to the provisions of the Plan, and, in limited circumstances such as an unforeseeable financial emergency, distributions may be made early.

The foregoing description of the Plan is qualified in its entirety by the terms and conditions of the Plan, a copy of which is filed as Exhibit 99.1 hereto and in incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits

99.1     Hancock Holding Company Nonqualified Deferred Compensation Plan

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            HANCOCK HOLDING COMPANY
                                                  ------------------------------------------------
                                                                  Registrant

                                                              /s/ Paul D. Guichet
                                                 -------------------------------------------------
DATE: December 21, 2005                                          Paul D. Guichet
                                                      Vice President - Investor Relations

                                                EXHIBIT INDEX
                                                -------------

     EXHIBIT
     NUMBER                                             DESCRIPTION

      99.1                Hancock Holding Company Nonqualified Deferred Compensation Plan

                                              Hancock Holding Company

                                      Nonqualified Deferred Compensation Plan

Hancock Holding Company
Nonqualified Deferred Compensation Plan
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                                                 TABLE OF CONTENTS

Hancock Holding Company
Nonqualified Deferred Compensation Plan
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Hancock Holding Company
Nonqualified Deferred Compensation Plan
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Hancock Holding Company Nonqualified Deferred Compensation Plan -------------------------------------------------------------------------------------------------------------------
         THIS HANCOCK HOLDING COMPANY  NONQUALIFIED  DEFERRED  COMPENSATION  PLAN was approved by the  Compensation
Committee  of the Board of  Directors  of Hancock  Holding  Company  and adopted by the Board of  Directors  of the
Company on December 14, 2005,  to be  effective  as of the date and subject to the terms and  conditions  set forth below.

                                                     PREAMBLE

         The purpose of the Hancock Holding Company  Nonqualified  Deferred  Compensation  Plan (this "Plan") is to provide  specified  benefits to the members of the Board of Directors of Hancock Holding  Company (the  "Company"),
to the  members  of the  boards of  directors  of  certain  affiliates  of the  Company,  and to a select  group of management or highly  compensated  Employees who contribute  materially to the continued  growth,  development  and future business success of Hancock Holding Company,  a Mississippi  corporation,  and its Affiliates,  if any, that sponsor  this  Plan.  This Plan  shall be  unfunded  for  purposes  of Title I of the  Employee  Retirement  Income
Security Act of 1974, as amended ("ERISA"), and shall be a nonqualified plan for Federal income tax purposes.

         The Plan is intended to comply with all applicable  law,  including  Section 409A of the Internal  Revenue
Code of 1986, as amended,  and related Treasury guidance and regulations  (collectively,  the "Code"), and shall be operated and interpreted in accordance therewith.

         Effective as of February 1, 2006 (the  "Restatement  Date"),  the  provisions of this Plan shall amend and restate, in their entirety,  the Hancock Holding Company Executive Deferred  Compensation Plan, effective as of May
1, 2003, and the Hancock Holding Company  Directors  Deferred  Compensation  Plan,  effective as of January 1, 2001
(collectively,  the "Prior Plan");  provided,  however,  that the provisions of this Plan shall be deemed effective as of January  1,  2005,  or such other date or dates as may be  required  to comply  with Code  Section  409A (the effective  date or dates of this Plan  referred  to herein as the  "Restatement  Date").  Any amount  credited to a
Participant  under  either such plan as of the  Restatement  Date,  shall be  referred  to herein as the  "Transfer
Amount," and shall be credited to the Participant's Account Balance under this Plan.

                                                     ARTICLE 1
                                                    DEFINITIONS

          1.1  "Account  Balance"  or  "Account"  shall mean,  with  respect to a  Participant,  an entry on the books and records of the Employer equal to the sum of his or her (a) Deferral  Account,  (b) Company  Contribution
Account,  (c) Company Restoration  Matching Account,  (d) Supplemental  Contribution  Account, (e) Incentive Units
and (f) Transfer  Amount,  if any. An Account  Balance  hereunder  shall be a  bookkeeping  entry only and shall be utilized solely as a device for the measurement and  determination  of the amounts to be paid to a Participant,  or his or her designated Beneficiary.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
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         1.2      "Affiliate"  shall mean a corporation or other entity,  with respect to which at least 80% of the outstanding equity interests are owned,  directly or indirectly by the Company,  determined in accordance with Code
Sections 414(b), (c) and (m).

         1.3      "Annual  Deferral  Amount"  shall  mean that  portion  of a  Participant's  Base  Salary,  Bonus,
Commissions,  Cash Director Fees and Stock  Directors Fees that a Participant  elects to defer  hereunder  during a
Plan Year,  without  regard to whether such amounts are withheld and credited  during such Plan Year.  In the event of a  Participant's  Retirement,  Disability,  death or Termination of Employment  prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

         1.4      "Annual  Installment  Method"  shall mean annual  installment  payments  over the number of years selected by the Participant,  not in excess of fifteen (15) years,  calculated as follows: (a) for the first annual installment,  the  Participant's  vested  Account  Balance  shall be  calculated  as of the close of business on or around  the  Participant's  Benefit  Distribution  Date,  and  (b)  for  the  remaining  annual  installments,  the
Participant's  vested Account Balance shall be calculated as of each  subsequent  Benefit  Distribution  Date. Each annual  installment  shall be calculated by multiplying  such balance by a fraction,  the numerator of which is one and the denominator of which is the remaining number of annual payments due the Participant.

         1.5      "Bank" shall mean Hancock Bank, a financial  institution  with its principal place of business in
Gulfport, Mississippi.

         1.6      "Base Salary" shall mean annual cash compensation  relating to services  performed by an Employee for an Employer during any calendar year,  excluding  distributions  from  nonqualified and  nonqualified  deferred
compensation  plans,  bonuses,  commissions,   overtime,  fringe  benefits,  stock  options,  relocation  expenses, incentive  compensation  payments,  severance  payments,  income  replacement  on account of long-term  disability, non-monetary  awards,  director fees and other fees, and automobile and other allowances,  for employment  services rendered  (whether or not such  allowances  are  included in the  Employee's  gross  income).  Base Salary shall be calculated  before reduction for compensation  voluntarily  deferred or contributed by the Participant  pursuant to all  qualified or  nonqualified  plans of any Employer and shall be  calculated  to include  amounts not  otherwise included in the  Participant's  gross income under Code  Sections 125,  402(e)(3),  402(h),  or 403(b)  pursuant to plans established by any Employer.

         1.7      "Beneficiary" shall mean one or more persons,  trusts,  estates or other entities,  designated in accordance with Article9, entitled to receive benefits under this Plan upon the death of a Participant.

         1.8      "Beneficiary  Designation  Form"  shall  mean  the  form  established  from  time  to time by the
Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
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         1.9      "Benefit  Distribution  Date"  shall  mean  the  date  that  first  triggers  distribution  of  a
Participant's  vested  Account  Balance  hereunder.  If a  Participant's  Account  Balance  is paid in the  form of installments,  each subsequent Benefit Distribution Date shall be June 30th or the immediately  succeeding business day,  provided that only one Benefit  Distribution  Date shall occur each calendar  year. A  Participant's  initial
Benefit Distribution Date shall be determined upon the occurrence of any one of the following:

         a.       If a  Participant  Retires,  his or her  Benefit  Distribution  Date shall be the last day of the six-month period immediately  following the date on which the Participant  Retires,  provided the
                  Participant  is a Key  Employee,  or the date on which  the  Participant  Retires  for all  other
                  Participants.

         b.       If a Participant  experiences a Termination of Employment,  his or her Benefit  Distribution Date
                  shall  be the  last day of the  six-month  period  immediately  following  the date on which  the
                  Participant  experiences a Termination of Employment,  if the  Participant is a Key Employee,  or
                  the date on  which  the  Participant  experiences  a  Termination  of  Employment  for all  other
                  Participants.

         c.       If a  Participant  dies,  the  date on  which  the  Committee  is  provided  with  proof  that is satisfactory to the Committee of the Participant's death.

         d.       The date on which a Participant becomes Disabled.

         1.10     "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

         1.11     "Bonus"  shall mean any  compensation,  other  than Base  Salary  and  Commissions,  earned by an
Employee  for services  rendered  during a Plan Year under an  Employer's  annual  bonus,  cash  incentive  plan or similar arrangement.

         1.12     "Cash Director Fees" shall mean such meeting fees,  retainer or other  compensation  payable to a
Director in the form of cash.

         1.13     "Change in  Control"  shall mean any  "change in control  event," as defined in  accordance  with
Treasury guidance and regulations related to Code Section 409A.

         1.14     "Code"  shall mean the Internal  Revenue  Code of 1986,  as it may be amended from time to time, including any regulation or other authority promulgated thereunder.

         1.15     "Commissions"  shall  mean the cash  commissions  earned  by an  Employee  from an  Employer  for services  rendered  during a Plan Year,  excluding  Bonus or other  additional  incentives  or awards earned by the
Participant.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
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         1.16     "Committee"  shall mean the Compensation  Committee of the Board of Directors of the Company,  or
the  members  thereof  who are  non-employee  directors  within the  meaning of Rule  16b-3  promulgated  under the
Securities Exchange Act of 1934, as amended.

         1.17     "Common Stock" means $3.33 par value common stock issued by the Company.

         1.18     "Common Stock Unit" means a unit representing a share of Common Stock.

         1.19     "Common Stock Unit Measurement Fund" means a measurement  fund  established in accordance  with the provisions of Section 4.2 hereof, consisting solely or primarily of Common Stock Units.

         1.20     "Company" shall mean Hancock Holding  Company,  a Mississippi  corporation,  and any successor to all or substantially all of the Company's assets or business.

         1.21     "Company Contribution" shall mean a credit made by the  Company or an  Employer  in  accordance with Section 3.4(a) hereof;  "Company Contribution Account" shall mean a Participant's  Company Contributions and amounts  credited  or debited to the  Participant's  Company  Contribution  Account,  adjusted in  accordance  with
Section 4.3 hereof, reduced by any distributions from such account.

         1.22     "Company  Restoration  Contribution"  shall mean a credit  made by the  Company or an Employer in accordance with Section 3.4(b) hereof;  "Company Restoration Matching Account" shall mean a Participant's  Company
Restoration  Contributions,  adjusted  in  accordance  with  Section  4.3  hereof,  reduced  by the  amount  of any distribution from such account.

         1.23     "Continuing  Participant"  shall mean a participant  in a Prior Plan who entered into an election to defer his or her  remuneration  thereunder  with  respect to  services  rendered  during  the period  commencing
January 1, 2006, and ending December 31, 2006.

         1.24     "Deferral Account" shall mean an account  credited with a Participant's  Annual Deferral Amount, adjusted as provided in Section 4.3 hereof, reduced by any distributions from such account.

         1.25     "Director" shall  mean a  nonemployee  member of the Board of  Directors  of the  Company  and a nonemployee  member of the board of directors of an  Affiliate  of the Company,  provided  that the members of such board have been designated in accordance with Article 2 hereof.

         1.26     "Disability"  or  "Disabled"  shall  mean  that a  Participant  is (a)  unable  to  engage in any substantial  gainful activity by reason of any medically  determinable  physical or mental  impairment which can be expected to result in death or can be expected to last for a continuous  period of not less than 12 months,  or (b)
by reason of any medically  determinable  physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months,  receiving income replacement  benefits for a period  of not  less  than  three  months  under  an  accident  or  health  plan  covering  employees  of the
Participant's  Employer.  For purposes of this Plan, a  Participant  shall be deemed  Disabled if  determined to be totally  disabled by the Social  Security  Administration,  or if determined to be disabled in accordance  with the applicable  disability  insurance  program  of  such  Participant's  Employer,  provided  that  the  definition  of
"disability"  applied under such  disability  insurance  program  complies with the  requirements  in the preceding sentence.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
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         1.27     "Election  Form"  shall  mean the form  established  from  time to time by the  Committee  that a
Participant completes, signs and returns to the Committee to make deferrals under the Plan.

         1.28     "Employee" shall mean a common law employee of an Employer.

         1.29     "Employer(s)"  shall  mean the  Company  and/or  any of its  Affiliates,  all or a portion of the employees of which have been selected by the Board to participate hereunder.

         1.30     "ERISA"  shall mean the Employee  Retirement  Income  Security Act of 1974,  as it may be amended from time to time.

         1.31     "Fair  Market  Value"  shall mean the closing  sales price of a share of Common Stock as reported on The Nasdaq  Stock  Market on the date such value is  determined  hereunder,  or, if the value of Common Stock is not reported on such date, as of the immediately preceding date on which such value is reported.

         1.32     "401(k)  Plan" shall mean the Bank's  401(k)  Savings  and  Investment  Plan,  as the same may be amended or superceded from time to time.

         1.33     "Incentive  Account"  shall mean (a) the number of Incentive  Units equal to the number of shares of Restricted  Stock or Performance  Stock deferred by a Participant  hereunder and the number of additional  units credited to such account as a result of the deemed reinvestment of dividend equivalents  hereunder,  reduced by (b)
the number of Incentive Units distributed to such Participant or his or her Beneficiary hereunder.

         1.34     "Incentive  Award"  shall  mean an  award of  Restricted  Stock or  Performance  Stock  made to a
Participant under the Company's separate Incentive Plan.

         1.35     "Incentive  Unit" shall mean a Common Stock Unit credited to a  Participant's  Incentive  Account hereunder.

         1.36     "Incentive  Plan"  shall  mean  the  Hancock  Holding  Company  2005  Long-Term  Incentive  Plan,
including any amendment or successor thereto.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
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         1.37     "Key  Employee"  shall mean any  Participant  who is a "key employee" (as defined in Code Section
416(i)  without  regard to paragraph  (5) thereof) of any Employer  that is a  corporation  whose stock is publicly traded on an established  securities  market or otherwise,  as determined by the Committee in accordance  with Code
Section 409A. For the purpose of determining  Participants  subject to the six-month delay in benefit  distribution following  Retirement and/or  Termination of Employment,  the identification of "key employees" shall be based upon the  12-month  period  ending  on each  December  31st.  Participants  who meet the  requirements  of Code  Section
416(i)(1)(A)(i),  (ii) or (iii)  during  the  12-month  period  ending on  December  31st shall be  considered  Key
Employees for the 12-month  period  commencing on the following  April 1st. By way of example,  any Participant who was identified as a "key  employee" on the  identification  date of December 31, 2007,  would be a Key Employee for the  purposes  of this Plan and  subject  to a  six-month  delay in  commencement  of benefit  distribution  if the
Participant Retired or experienced a Termination of Employment between April 1, 2008, and March 31, 2009.

         1.38     "Participant"  shall  mean (a) any  Director  and any  Employee  for whom an  Account  Balance is maintained  hereunder,  and (b) each  participant  in the Prior  Plan for whom an  Account  Balance  is  maintained hereunder.

         1.39     "Performance  Stock" shall mean an award of performance  stock under the Incentive Plan made to a
Participant hereunder.

         1.40     "Plan" shall mean this Hancock Holding Company  Nonqualified  Deferred  Compensation  Plan, which shall be evidenced by this instrument and by each Plan Agreement, as may be amended from time to time.

         1.41     "Plan  Agreement" shall mean a written  agreement,  as may be amended from time to time, which is entered into by and between an Employer and a Participant.  Each Plan Agreement  executed by a Participant  and the
Participant's  Employer shall provide for the entire benefit to which such  Participant is entitled under the Plan;
should there be more than one Plan  Agreement,  the Plan  Agreement  bearing the latest date of  acceptance  by the
Employer  shall  supersede all previous Plan  Agreements in their entirety and shall govern such  entitlement.  The terms of any Plan Agreement may be different for any  Participant,  and any Plan  Agreement may provide  additional benefits not set forth in the Plan or limit the benefits  otherwise  provided  under the Plan;  provided,  however, that  any such  additional  benefits  or  benefit  limitations  must be  agreed  to by both  the  Employer  and the
Participant.

         1.42     "Plan Year" shall mean the calendar year.

         1.43     "Restricted  Stock" shall mean shares of Common Stock  awarded to a Participant  hereunder  under the Incentive Plan in the form of restricted shares.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
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         1.44      "Retirement,"  "Retire(s)"  or "Retired"  shall mean,  with  respect to an Employee, his or her separation from service with all Employers for any reason, other than death,  Disability or involuntary  separation on account of cause (as determined by the Committee), provided he or she:

         a.     Has attained age sixty-five (65) and completed five (5) Years of Service;

         b.     Has attained age sixty-two (62) and completed ten (10) Years of Service; or

         c.     Has attained age fifty-five (55) and completed fifteen (15) Years of Service.

         Such term shall mean,  with  respect to a Director,  that he or she has ceased to serve as a member of the
Board or the board of directors of an Affiliate, other than on account of resignation or removal.

         1.45     "Stock Director Fees" shall mean such committee fees,  retainer or other compensation  payable to a Director in the form of Common Stock, if any.

         1.46     "Supplemental  Contribution"  shall  mean  a  contribution  by  the  Company  or an  Employer  in
accordance  with  Section  3.4(c)  hereof;   "Supplemental   Contribution   Account"  shall  mean  a  Participant's
Supplemental  Contributions,  adjusted in accordance with Section 4.3 hereof, reduced by any distribution from such account.

         1.47     "Termination  of  Employment"  shall  mean  the  separation  from  service  with  all  Employers, voluntarily  or  involuntarily,  for any reason other than  Retirement,  Disability,  or death,  as  determined  in accordance with Code Section 409A.

         1.48     "Trust" shall mean one or more trusts  established  by the Company in accordance  with Article 14 hereof.

         1.49     "Unforeseeable  Financial  Emergency" shall mean a severe  financial  hardship of the Participant or his or her  Beneficiary  resulting  from (a) an illness or  accident  of the  Participant  or  Beneficiary,  the
Participant's  or  Beneficiary's  spouse,  or the  Participant's  or  Beneficiary's  dependent  (as defined in Code
Section  152(a)),  (b)a loss of the  Participant's or  Beneficiary's  property due to casualty,  or (c)such other similar  extraordinary  and  unforeseeable  circumstances  arising as a result of events  beyond the control of the
Participant or the Participant's Beneficiary, all as determined in the sole discretion of the Committee.

         1.50     "Years of  Service"  shall mean the total  number of full years in which a  Participant  has been employed  by one or more  Employers.  For  purposes of this  definition,  a year of  employment  shall be a 365 day period (or 366 day period in the case of a leap year)  that,  for the first year of  employment,  commences  on the
Employee's  date of hiring and that,  for any  subsequent  year,  commences on an  anniversary of that hiring date.
The Committee  shall make a determination  as to whether any partial year of employment  shall be counted as a Year of Service.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
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                                                     ARTICLE 2
                                                   PARTICIPATION

         2.1      Participants  Eligible to Defer:  Participation  in the Plan shall be determined by the Committee prior to the first day of each Plan Year and shall be limited to:

         a.       The  nonemployee  members of the Board of Directors,  who shall be eligible to participate in the
                  Plan, without the necessity of further action by the Committee.

         b.       A Director  who  serves as a member of the board of  directors  of an  Affiliate,  provided  such
                  Affiliate has been designated by the Board on Appendix A hereto;  once such  designation is made, such Directors  shall be eligible to  participate  in the Plan,  without the necessity of further action by the Committee.

         c.       Employees  designated  by the  Committee,  who may be  designated  individually  or by  groups or classes.  In lieu of individual  designation  hereunder and with respect to Employees  other than executive  officers of the Company or the Bank, the Committee may ratify the  recommendations  of the  appropriate  officers  of the  Company  or the Bank,  as the case may be,  which may be made individually or by class.

         d.       For the Plan Year  that  includes  the  February  1,  2006,  Restatement  Date,  each  Continuing
                  Participant  who  entered  into  a  deferral   election  under  a  Prior  Plan  with  respect  to
                  remuneration  payable for services  rendered  during the period  commencing  January 1, 2006, and ending December 31, 2006, without the necessity of further action.

         2.2      Enrollment; Commencement of Participation:

         a.       Initial  Participation.  Each Director or Employee  designated as a Participant  hereunder who is first eligible to  participate in the Plan as of the  Restatement  Date shall  complete,  execute and return to the
Committee a Plan  Agreement,  an Election  Form and a  Beneficiary  Designation  Form,  prior to such date, or such other date as may be established by the Committee in its sole discretion.

         b.       Plan Year. A Director or Employee who first  becomes  eligible to  participate  in the Plan as of the first day of a Plan Year shall  complete,  execute and return to the  Committee a Plan  Agreement,  an Election
Form and a Beneficiary Designation Form prior to such date in accordance with instructions of the Committee.

         c.       Partial  Year.  If an Employee or  Director  first  becomes  eligible  to  participate  hereunder during a Plan  Year,  such  Employee  or  Director  shall  complete,  execute  and return to the  Committee  a Plan
Agreement,  an Election Form and a Beneficiary  Designation Form in accordance with  instructions of the Committee.
Any such Participant shall defer only the portion of his or her Base Salary, Bonus,  Incentive Award,  Commissions,
Cash Director Fees and/or Stock  Director  Fees that are paid with respect to services  performed  after his or her participation commencement date, except to the extent permissible under Code Section 409A.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
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         d.      Commencement  of   Participation.   Each  Director  or  Employee  shall  commence   participation
hereunder as of the date that the Committee determines,  in its sole discretion,  after he or she has satisfied the requirements  of this section,  subject to the  limitations set forth in Code Section 409A. If any such Director or an Employee fails to satisfy such  requirements,  he or she shall not be eligible to  participate  during such Plan
Year.

         2.3     Continuing  Participants:  Notwithstanding  any provision of this Article 2 to the contrary,  the deferral  election of a Continuing  Participant  made in accordance  with the terms of a Prior Plan with respect to services  performed  during the period  commencing  January 1, 2006, and ending December 31, 2006,  shall be deemed timely made and shall remain in force and effect in accordance with its terms.

                                                     ARTICLE 3
                                         DEFERRALS; COMPANY CONTRIBUTIONS

         3.1      Deferrals:

         a.       Annual  Deferrals.  Except as may be  provided  herein,  for each Plan Year a  Participant  shall elect to defer, as his or her Annual Deferral Amount, Base Salary,  Bonus,  Commissions,  Cash Director Fees and/or
Stock Director Fees in the following percentages or amounts:

  Type of Deferral                        Minimum Amount                    Maximum Amount
------------------------------- -------------------------------------- ----------------------------
Base Salary                     $3,000, including bonus and                        80%
                                commissions deferred

Bonus                           $3,000, including base salary and                 100%
                                commissions deferred

Commissions                     $3,000, including bonus and base                  100%
                                salary deferred

Cash Director Fees              $0                                                100%

Stock Director Fees             $0                                                100%

If a  Participant  makes an election  for less than the  minimum  amounts,  or if no  election is made,  the amount deferred with respect to the applicable Plan Year shall be zero.  Notwithstanding  the foregoing,  if a Director or
Employee  first becomes a Participant  during a Plan Year, the minimum  Annual  Deferral  Amount shall be prorated, determined  by  multiplying  such  amount by a  fraction,  the  numerator  of which is the  number of whole  months remaining in the Plan Year and the denominator of which is12.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

         b.       Incentive  Awards.  For each  Incentive  Award,  a  Participant  may  elect  to defer  all or any portion of such award,  expressed as a percentage  thereof.  If no election is made, the percentage  deferred shall be zero.

         c.       Continuing  Participants.  Notwithstanding  the  foregoing,  any  deferral  election  made  by  a
Continuing  Participant with respect to services rendered during the period commencing  January 1, 2006, and ending
December 31, 2006, shall remain in effect hereunder.

         3.2      Election to Defer; Effect of Election Form:

         a.       Initial Plan Year. In connection with a Participant's  commencement of  participation  hereunder, such Participant shall make an irrevocable  deferral election for the Plan Year in which the Participant  commences participation  in the Plan and  complete  such  other  elections  and forms as the  Committee  deems  necessary  or desirable.  Any such election  shall be valid,  provided it is completed and signed by the  Participant  and timely delivered to and accepted by the Committee.

         b.       Subsequent  Plan Years.  For each succeeding  Plan Year, an irrevocable  deferral  election shall be made by  delivering a new Election  Form to the  Committee,  before the last day of the Plan Year  preceding the
Plan Year for which the  election  is made.  If an  Election  Form is not timely  delivered  for a Plan  Year,  the
Annual Deferral Amount shall be zero for such year.

         c.       Incentive  Awards.  An election to defer an Incentive  Award  hereunder  shall be (i) made in the form  acceptable to the  Committee,  and (ii) such election shall be delivered to and accepted by the Committee not later than the last  business day of the calendar  year  preceding  the Plan Year during which such  Restricted  or
Performance Stock is awarded to a Participant under the Incentive Plan.

         d.       Performance-Based  Compensation.  The Committee  may, in its sole  discretion,  determine that an irrevocable  deferral election  pertaining to  "performance-based  compensation" based on services performed over a period of at least twelve (12) months,  may be made by timely  delivering  an Election  Form to the  Committee,  in accordance  with its rules and procedures,  no later than six (6) months before the end of the performance  service period.  "Performance-based  compensation"  shall be compensation,  the payment or amount of which is contingent on pre-established  organizational  or individual  performance  criteria,  which  satisfies the  requirements  of Code
Section  409A.  In  order  to be  eligible  to make a  deferral  election  for  performance-based  compensation,  a
Participant  must  perform  services  continuously  from a date no later than the date upon  which the  performance criteria  for such  compensation  are  established  through  the date upon which the  Participant  makes a deferral election  for such  compensation.  In no event  shall  an  election  to  defer  performance-based  compensation  be permitted after such compensation has become both substantially certain to be paid and readily ascertainable.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

         e.       Compensation  Subject to Risk of Forfeiture.  With respect to compensation,  the payment of which is unforeseeable prior to the first day of any Plan Year, and with respect to which:

         i.       A Participant  has a legally  binding right to the payment of such  compensation  in a subsequent year; and

         ii.      Such  compensation is subject to a forfeiture  condition  requiring the  Participant's  continued
                  services  for a period of at least twelve (12) months from the date the  Participant  obtains the legally binding right,

the Committee may, in its sole discretion,  determine that an irrevocable  deferral  election for such compensation may be made by timely  delivering an Election Form to the  Committee in accordance  with its rules and  procedures, no later than the 30th day after the Participant  obtains the legally binding right to the  compensation,  provided that the  election  is made at least  twelve (12) months in advance of the  earliest  date at which the  forfeiture condition could lapse.

         3.3      Withholding  and Crediting of Annual  Deferrals:  For each Plan Year,  the Base Salary portion of a  Participant's  Annual  Deferral  Amount  shall be withheld  from each  regularly  scheduled  pay period in equal amounts,  as adjusted  from time to time for  increases and  decreases in Base Salary.  Such  withholding  shall be credited to a Participant's Account hereunder as soon as practicable after each such pay date.

         Any Bonus,  Commissions,  Cash  Director Fees and/or Stock  Director  Fees portion of the Annual  Deferral
Amount shall be withheld at the time such Bonus,  Commissions,  Cash  Director  Fees or Stock  Director  Fees would otherwise  be payable  to the  Participant  or  Director,  whether  occurring  during or after the Plan Year.  Such amount shall be credited to an Account  hereunder as soon as practicable  after such date;  provided that any Stock
Director  Fee  deferred  hereunder  shall be credited  hereunder  as of the date on which such amount is  otherwise payable to an affected Director.

         3.4      Determining and Crediting Company Contributions:

         a.       Company  Contributions.  For each Plan Year, an Employer shall be required to credit amounts to a
Participant's  Company  Contribution  Account in  accordance  with an employment  or other  agreement  entered into between a  Participant  and such  Employer.  Any such amount shall be credited on the date or dates  prescribed  by such agreements, or if no date is prescribed, as of the last business day of the affected Plan Year.

         In addition to the foregoing,  the Committee, in its discretion,  may credit a Company Contribution to the
Company Contribution Account of one or more Participants  hereunder,  in such amounts and at such times as it deems appropriate.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

         b.       Company  Restoration  Matching  Contributions.   A  Participant's  Company  Restoration  Matching
Contribution for any Plan Year shall be an amount  determined by the Committee,  in its discretion,  to make up for certain  limits  applicable  to the  401(k)  Plan or other  qualified  plan for such Plan  Year,  or for such other purposes the  Committee may  determine.  The  Participant's  Company  Restoration  Matching  Contribution,  if any,
shall be credited on a date or dates to be determined by the Committee, in its discretion.

         c.       Supplemental  Contributions.  For each Plan Year, the Committee,  in its  discretion,  may credit an amount  to a  Participant's  Supplemental  Contribution  Account.  Any such  amount  shall be  credited  in such amounts and on a date or dates to be determined by the Committee.

         d.       Discretionary  Contributions.  Except as to any amount  required  to be made under an  employment or similar  agreement,  any contribution or credit described in this Section 3.4 shall be made in the discretion of the Committee and need not be uniform as among any Participant or group of Participants  hereunder,  whether or not similarly situated.

         3.5      Crediting  Incentive  Awards:  Incentive  Units shall be credited  to a  Participant's  Incentive
Account  as of the date on which  Restricted  Stock  would  otherwise  be  awarded  to such  Participant  under the
Company's Incentive Plan.

         3.6      Vesting:

         a.       Vested Amounts.  Unless otherwise  provided in subparagraph  (b) hereof, a Participant's  Account shall vest and be nonforfeitable as follows:

         i.       A Participant  shall, at all times,  be fully vested in his or her Deferral  Account and Transfer
                  Amount.

         ii.      A Participant's  Incentive  Account shall vest and be nonforfeitable at such time or times and in such amounts as the  Participant's  Incentive  Award would  otherwise vest in accordance with the terms of the Incentive Plan.

         iii.     A  Participant  shall be vested  in his or her  Company  Contribution  Account  and  Supplemental
                  Contribution  Account in  accordance  with the vesting  schedule(s)  set forth in his or her Plan
                  Agreement,  employment  agreement or any other agreement entered into between the Participant and his or her Employer.  If not  addressed in such  agreements,  a Participant  shall vest in his or her Company  Contribution  Account in  accordance  with the vesting  schedule  designated  by the
                  Committee.

         iv.      A Participant shall be vested in his or her Company  Restoration  Matching Account at the time or times and in the amounts determined in accordance with the provisions of the 401(k) Plan.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

         b.       Acceleration  Events.  Notwithstanding  the provisions of subparagraph a hereof,  in the event of a  Participant's  Retirement or death or  Disability  while  employed by an Employer,  such  Participant's  Company
Contribution  Account,  Company Restoration  Matching Account and Supplemental  Contribution Account shall be fully vested and nonforfeitable.

         In the event of a Change in Control and subject to the  provisions of Section 4.6 hereof,  the interest of a Participant in his or her Company  Contribution  Account,  Company Restoration  Matching Account and Supplemental
Contribution  Account shall vest and be  nonforfeitable  in accordance with the terms of any employment,  severance or similar  arrangement  between such  Participant  and his or her Employer.  If there is no such  agreement or any such agreement is silent,  such  Participant's  Accounts shall be deemed fully vested and  nonforfeitable  upon the occurrence  of a Change in Control,  but only to the extent that such  acceleration  would not cause the  deduction limitations  of Code  Section  280G and the  excise  tax  provisions  of Code  Section  4999 to be  effective.  The
Committee shall make any determination required hereunder.

         A  Participant's  Incentive  Account  shall be fully vested upon the  occurrence of a Change in Control or
Retirement,  death or Disability to the extent provided in such Participant's  initial award of Restricted Stock or
Performance Stock under the Incentive Plan.

                                                     ARTICLE 4
                                     MEASUREMENT FUNDS; RESTRICTED STOCK UNITS

         4.1      Measurement Funds:

         a.       Measurement  Funds.  One or more  measurement  funds shall be designated by the Committee for the purpose of determining  the amount to be credited or debited to his or her Account  Balance.  The Committee may, in
its  discretion,  discontinue,  substitute or add a measurement  fund.  Each such action will take effect as of the first  day of the  first  calendar  quarter  that  begins  at least  thirty  (30)  days  after the day on which the
Committee gives each Participant written notice of such change.

         b.       Election of  Measurement  Funds.  Except as provided in section 4.2 hereof,  a Participant  shall initially  elect, on his or her Election Form, one or more  measurement  funds. If a Participant does not elect any of the measurement funds, the Participant's  Account Balance shall  automatically be allocated into the lowest-risk measurement  fund  designated by the  Committee.  Subject to such  limitations  as may be imposed by the Committee, each  Participant  may,  by  submitting  an  Election  Form to the  Committee,  modify  his or her  designation  of measurement  funds, or change the portion of his or her Account Balance  allocated to a measurement  fund. Any such modification  shall  apply  as  soon  as  practicable  following  receipt  and  acceptance  by the  Committee.  The
Committee,  in its  discretion,  may impose  additional  limitations on the frequency with which one or more of the measurement funds may be modified hereunder

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

         4.2      Common Stock Measurement Fund:

         a.       The portion of a Participant's  Account  Balance  attributable to the deferral of Stock Directors
                  Fees and any portion of a  Participant's  Transfer  Amount  invested in Common  Stock Units under the terms of a Prior Plan shall be allocated to the Common Stock Measurement Fund.

         b.       A Participant  may elect to invest all or any of his or her Bonus or Cash  Directors  Fees in the
                  Common Stock Measurement Fund; Base Salary shall not be eligible for such investment.

         c.       Amounts  allocated to the Common Stock  Measurement  Fund shall not be  reallocated  to any other measurement fund and shall be distributable only in the form of Common Stock.

         d.       Any  amount  equal to stock or cash  dividends  payable  with  respect to Common  Stock  shall be credited to the  Participant's  Account  Balance in the form of additional  Common Stock Units as of the  applicable  dividend  payment date.  The number of units  credited with respect to a cash dividend  shall be  determined  by dividing the amount of such  dividend by the Fair Market Value of Common Stock on the applicable dividend payment date.

         4.3      Crediting or Debiting  Returns:  The  performance of each  measurement  fund (either  positive or negative) shall be determined and allocated to a Participant's Account at least as frequently as quarterly.

         4.4      No Actual  Investment:  A  Participant's  Account  Balance  shall at all  times be a  bookkeeping entry  only and shall not  represent  any  investment  made on his or her behalf by the  Company or the Trust;  the
Participant  shall at all times remain an unsecured  creditor of the Company.  Notwithstanding  any other provision of this Plan to the contrary,  measurement  funds are to be used for  measurement  purposes  only. A  Participant's election of a  measurement  fund,  the  allocation  of his or her Account  Balance  thereto,  the  calculation  and crediting or debiting of amounts to a  Participant's  Account  Balance  shall not be considered or construed in any manner as an actual  investment  in any such  measurement  fund.  In the event that the  Company  decides to invest its funds in any or all of the  investments on which the  measurement  funds are based,  no Participant  shall have any right in or to such investments.

         4.5      Incentive Units:  Incentive Units credited hereunder shall be subject to the following:

         a.       Such units shall not be reallocated to any measurement  fund and shall be  distributable  only in the form of Common Stock.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

         b.       Any  amount  equal to stock or cash  dividends  payable  with  respect to Common  Stock  shall be credited to the Participant's  Incentive Account in the form of additional  Incentive Units as of the  applicable  dividend  payment  date.  The number of units  credited  with  respect to a cash dividend  shall be  determined  by  dividing  the amount of any such  dividend by the Fair Market
                  Value of a share of Common Stock on the applicable dividend payment date.

         c.       Incentive  Units credited  hereunder  shall offset the number of shares of Common Stock available for grant or  issuance  under the  Company's  Incentive  Plan.  The maximum  number of  Incentive
                  Units  available for credit  hereunder  shall be determined in accordance  with the provisions of such plan.

         4.6      FICA and Other Taxes:

         a.       Annual  Deferral  Amounts.  For each  Plan  Year in  which  an  Annual  Deferral  Amount  is made hereunder,  a Participant's  Employer shall withhold from such Participant's Base Salary, Bonus and/or Commissions, his or her  share  of FICA  and  such  other  employment  taxes as may be  required  by law to be  withheld  or the
Participant shall separately remit to the Employer the amount of any such withholding.

         b.       Company   Contribution   Account,   Company   Restoration   Matching   Account  and  Supplemental
Contribution  Account.  When a Participant becomes vested in a portion of his or her Company Contribution  Account,
Company Restoration  Matching Account,  Supplemental  Contribution  Account or Incentive Account, as a condition of vesting,  such  Participant's  Employer shall  withhold , as a condition of such vesting,  from that portion of the
Participant's  Base Salary,  Bonus and/or Commissions not deferred hereunder FICA and other employment taxes as may be required by law to be withheld or the  Participant  shall  separately  remit to the  Employer  the amount of any such withholding.

         c.      Distributions.  The   Participant's   Employer  shall  withhold  from  any  payment  made  to  a
Participant hereunder,  as a condition thereof, the amount of any federal,  state and local income,  employment and other taxes required to be withheld, the amounts and in the  manner determined by the Employer.

                                                     ARTICLE 5
                                        PRIOR PLAN; SCHEDULED DISTRIBUTIONS;
                           UNFORESEEABLE FINANCIAL EMERGENCIES; OTHER DISTRIBUTION RULES

         5.1      Prior Plan:  Notwithstanding  any  provision  of the Plan to the  contrary,  with  respect to any
Participant  credited with a Transfer Amount hereunder who is not actively  employed by an Employer or serving as a member of the Board of Directors of the Company or its  Affiliates  as of the February 1, 2006,  Restatement  Date,
such  Participant's  election as to the time and form of payment  under the Prior Plan  effective  as of his or her termination of employment  shall be irrevocable and shall govern the distribution of such amount  hereunder.  As to any  such  Participant  who is in pay  status  thereunder  as of  such  date,  the  distribution  election  of such
Participant  last effective  under the Prior Plan shall continue to govern the time and method of  distribution  of such Participant's Transfer Amount hereunder, and such distribution shall continue without interruption.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

         5.2      Scheduled Distributions:

         a.      Distribution  Date.  In  connection  with  each  election  to defer  an  Annual  Deferral  Amount hereunder,  a  Participant  may  irrevocably  elect to receive a scheduled  distribution  with  respect to all or a portion of such deferral (a "Scheduled Distribution").  Such Scheduled Distribution:

         i.       Shall be distributed in the form of a lump sum payment;

         ii.      Shall be paid  during  the  sixty  (60) day  period  following  the  first  day of the Plan  Year designated by the  Participant,  which shall not be less than three (3) Plan Years after the last day of the Plan Year to which the Participant's affected deferral election relates, and

         iii.     Shall be designated as such,  including the time of payment in accordance  with  subparagraph  ii hereof, by the Participant at the time of his or her deferral election hereunder.

         b.       Postponing   Scheduled   Distributions.  A   Participant   may  elect  to  postpone  a  Scheduled
Distribution  by delivery of a new  distribution  election to the  committee.  Any such form shall be given effect, provided it satisfies all of the following conditions:

         i.       The  election  form must be  submitted  to and  accepted by the  Committee  at least  twelve (12)
                  months prior to the Participant's previously designated Scheduled Distribution Date;

         ii.      The new  Scheduled  Distribution  Date must be the first day of a Plan Year that is at least five
                  (5) years after the previously designated date; and

         iii.     The new election  must be received and  accepted by the  Committee  for a period of not less than twelve (12) months before it is effective.

         5.3      Earlier  Distribution:  Notwithstanding  any  provision  of this  Article  5 to the  contrary,  a
Participant's  Account  shall be  distributed  on the  earliest  to occur of the  following:  his or her  Scheduled
Distribution  Date or a distribution  described in Articles 6, 7, 8 or 9 hereof.  The form or manner  applicable to any such distribution shall control.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

         5.4      Unforeseeable  Financial  Emergencies:  If a Participant  experiences an Unforeseeable  Financial
Emergency,  such Participant may petition the Committee to receive a partial or full payout from the Plan,  subject to the provisions set forth herein.

         The payout,  if any,  from the Plan shall not exceed the lesser of (a) the  Participant's  vested  Account
Balance,  excluding such Participant's  Incentive Account,  calculated as of the close of business on or around the date on which the amount  becomes  payable,  or (b) the amount  necessary  to satisfy the  Unforeseeable  Financial
Emergency,  plus any  amount  necessary  to pay  Federal,  state  or local  income  taxes or  penalties  reasonably anticipated  as a result of the  distribution.  Notwithstanding  the  foregoing,  a  Participant  may not receive a payout from the Plan to the extent that the  Unforeseeable  Financial  Emergency  is or may be relieved (a) through reimbursement or compensation by insurance or otherwise,  (b) by liquidation of the  Participant's  assets,  to the extent the  liquidation  of such assets would not itself cause severe  financial  hardship or (c) by  suspension of deferrals under this Plan (provided that such suspension is required by Code Section 409A).

         If the Committee,  in its sole  discretion,  approves a  Participant's  petition for payout from the Plan, the  Participant  shall  receive  a payout  from the Plan not later  than  sixty  (60) days  after the date of such approval.

         In addition,  a  Participant's  deferral  elections  under this Plan shall be terminated to the extent the
Committee  determines,  in its sole  discretion,  that  termination  of such  Participant's  deferral  elections is required pursuant to Treas. Reg.  §1.401(k)-1(d)(3)  for the Participant to obtain a hardship  distribution from an
Employer's  401(k)  Plan.  If the  Committee  determines,  in  its  sole  discretion,  that  a  termination  of the
Participant's  deferrals is required in accordance with the preceding sentence,  the Participant's  deferrals shall be terminated as soon as administratively practicable following the date on which such determination is made.

         5.5      Complete   Distribution:   Notwithstanding   any  provision  of  the  Plan  or  the  terms  of  a
Participant's  Plan Agreement to the contrary,  if a Participant's  vested Account Balance has been  distributed in full prior to the date on which any final deferral or  contribution is credited  hereunder,  such final deferral or contribution  shall be  distributed  to such  Participant  in the form of a lump sum payment as soon as practicable after the date on which any such amount is credited hereunder.

         5.6      Deduction  Limitation  on  Benefit  Payments:  If an  Employer  reasonably  anticipates  that the deduction  with respect to any  distribution  from this Plan would be limited or eliminated by  application of Code
Section  162(m),  then to the extent  deemed  necessary by the  Committee,  such  Employer may delay payment of any such amount.  Any amount for which  distribution is delayed  hereunder shall continue to be adjusted as provided in
Section 4.3 hereof.  Such amounts shall be distributed to the  Participant  (or his or her Beneficiary in the event of the  Participant's  death) at the earliest date the Committee  reasonably  anticipates that the deduction of the payment of the amount will not be limited or eliminated by application of Code Section 162(m).

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

                                                     ARTICLE 6
                                                RETIREMENT BENEFITS

         6.1      Amount  of  Retirement  Benefit:  A  Participant  who  Retires  shall  receive,  as a  retirement benefit  hereunder,  his or her vested  Account  Balance,  determined  as of the close of business on or around the
Participant's Benefit Distribution Date (a "Retirement Benefit").

         6.2      Time of Payment:  A Retirement  Benefit  payable  hereunder  shall be paid as of a  Participant's
Benefit Distribution Date determined in accordance with Section 1.9 hereof;  provided,  however, that a Participant may elect to postpone such date, subject to the requirements of Section 5.2(b) hereof.

         6.3      Form  of  Payment:  A  Participant,   at  the  time  of  his  or  her  initial   commencement  of
participation  in the Plan,  shall  elect to  receive  his or her  Retirement  Benefit in the form of a lump sum or under an Annual  Installment  Method.  If a  Participant  fails to make an  election,  he or she shall be deemed to have elected to receive his or her Retirement Benefit in a lump sum.

         A Participant  may change the form of payment  elected  hereunder  (or a deemed  election) by submitting a new Election  Form to the  Committee;  such form shall be  effective  provided it  satisfies  all of the  following conditions:

         a.       The  election  must be  received  and  accepted  by the  Committee  for a period of not less than twelve (12) months before it is effective;

         b.       The  payment  shall  be  delayed  at least  five (5)  years  from  the  Participant's  originally scheduled Benefit Distribution Date; and

         c.        The  election  form must be  submitted  to and  accepted by the  Committee  at least twelve (12)
                  months prior to the Participant's previously designated Scheduled Distribution Date.

For purposes of applying the  requirements  above,  installment  payments shall be treated as the  entitlement to a single payment.  The Election Form most recently  accepted by the Committee that has become  effective shall govern the payout of the Retirement Benefit.

                                                     ARTICLE 7
                                               TERMINATION BENEFITS

          A  Participant  who  experiences  a Termination  of  Employment  shall receive his or her vested  Account
Balance,  calculated as of the close of business on or around the  Participant's  Benefit  Distribution  Date. Such benefit  shall be paid in the form of a lump sum not later than sixty  (60) days  after the  Participant's  Benefit
Distribution Date.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

                                                     ARTICLE 8
                                                DISABILITY BENEFITS

         Upon a  Participant's  Disability,  the  Participant  shall  receive  his or her vested  Account  Balance, calculated  as of the close of business on or around the  Participant's  Benefit  Distribution  Date.  Such benefit shall be paid in a lump sum  payment no later than sixty  (60) days after the  Participant's  Benefit  Distribution
Date.

                                                     ARTICLE 9
                                                  DEATH BENEFITS

         9.1      Death  Benefit:  The  Participant's  Beneficiary(ies)  shall  receive,  upon  the  Participant's, death, an amount equal to the  Participant's  vested Account Balance,  calculated as of the close of business on or
around  the  Participant's   Benefit   Distribution   Date.  Such  benefit  shall  be  paid  to  the  Participant's
Beneficiary(ies) in a lump sum payment no later than sixty (60) days after the Participant's  Benefit  Distribution
Date.

         9.2      Beneficiary  Designation:  Each  Participant  shall have the right, at any time, to designate his or her  Beneficiary(ies)  (both primary as well as contingent) to receive any benefits  payable under the Plan upon the death of a  Participant.  Any  Beneficiary  designated  under this Plan may be the same as or different  from a
Beneficiary designation under any other plan of an Employer in which the Participant participates.

          A  Participant  shall  designate  his or her  Beneficiary  by  completing  and  signing  the  Beneficiary
Designation  Form and returning it to the  Committee.  A  Participant  shall have the right to change a Beneficiary by  completing,  signing  and  otherwise  complying  with the  terms of the  Beneficiary  Designation  Form and the
Committee's  rules and  procedures,  as in effect from time to time.  If the  Participant  names someone other than his or her spouse as a Beneficiary,  the Committee may, in its sole  discretion,  determine that spousal consent is required on a form acceptable to the Committee.

         Upon the acceptance by the Committee of a new Beneficiary  Designation Form, all Beneficiary  designations previously  filed shall be canceled.  The Committee shall be entitled to rely on the last  Beneficiary  Designation
Form filed by the  Participant  and accepted by the Committee  prior to his or her death.  No designation or change in designation of a Beneficiary  shall be effective until received and  acknowledged in writing by the Committee or its designated agent.

         9.3      No  Beneficiary  Designation;  Construction:  If a  Participant  fails to designate a Beneficiary or, if all  designated  Beneficiaries  predecease  the  Participant  or die prior to complete  distribution  of the
Participant's  benefits,  then the Participant's  designated Beneficiary shall be deemed to be his or her surviving spouse.  If the  Participant  has no  surviving  spouse,  the  benefits  remaining  under  the Plan to be paid to a
Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

          If the Committee has any doubt as to the proper  Beneficiary to receive  payments  pursuant to this Plan, the  Committee  shall have the  right,  exercisable  in its  discretion,  to cause the  Participant's  Employer  to withhold such payments until this matter is resolved to the Committee's satisfaction.

                                                    ARTICLE 10
                                                 LEAVES OF ABSENCE

         10.1     Paid  Leave  of  Absence:  If a  Participant  is on a  paid  leave  of  absence  from  his or her employment and such leave does not constitute a separation from service within the meaning of Code Section 409A:

         a.       Such Participant shall not be entitled to a distribution hereunder; and

         b.       His or her deferrals shall continue during the period of such leave.

         10.2     Unpaid Leave of Absence:  If a Participant  is on an unpaid leave of absence from  employment and such leave does not constitute a separation from service within the meaning of Code Section Code Section 409A:

         a.       His or her  deferrals  hereunder  shall  cease with  respect to any cash  compensation  otherwise payable during the period of such leave; and

         b.       He or she shall not be entitled to a distribution hereunder.

His or her deferrals of cash  compensation  shall resume upon the  termination of such leave in accordance with the terms of his or her Plan Agreement.

         10.3     Payments  After  Employment  Ceases:  If a  Participant  receives  compensation  or other amounts after his or her  separation  from service,  as  determined  under Code Section  409A,  his or her deferrals  shall cease,  notwithstanding  such receipt,  and he or she be entitled to receive a distribution  in accordance with the terms of this Plan and his or her Plan Agreement.

                                                    ARTICLE 11
                                  TERMINATION OF PLAN, AMENDMENT OR MODIFICATION

         11.1     Termination of Plan:  The Board of Directors may  terminate  this Plan,  in its  discretion,  in which event:

         a.       No additional Participants shall be admitted to the Plan;

         b.       No deferral elections shall be permitted; and

         c.       No additional contributions shall be made by the Company or any Employer hereunder.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
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         The measurement  funds available to Participants  following such termination shall be comparable in number and type to those  measurement  funds  available to  Participants in the Plan Year preceding the Plan Year in which such termination is effective.  Following a termination  hereunder,  a Participant  Account Balance shall remain in the Plan until the Participant  becomes  eligible for the distribution of benefits as provided in Articles 4, 5, 6,
7 or 8 hereof.  A termination  hereunder  shall not adversely  affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination.

         Notwithstanding  the  foregoing,  during the thirty  (30) days  preceding  or within  twelve  (12)  months following a Change in Control,  the Board shall be permitted to (i) terminate  the Plan,  and (ii)  distribute  the vested  Account  Balances  to  Participants  in a lump sum no later than  twelve  (12)  months  after the Change in
Control, provided that:

         a.       The Company  reasonably  determines that such  termination  will not adversely  affect the rights and benefits of any  participant  in any other plan of deferred  compensation  maintained  by the
                  Company or its Affiliates; and

         b.       A  termination  may be  applicable  to an  individual  Employer  hereunder  only  to  the  extent permitted under Code Section 409A.

         11.2     Amendment:

         a.       Authority.  The Board of  Directors  may,  at any time,  amend or modify  the Plan in whole or in part.  Notwithstanding the foregoing:

         i.       No amendment or modification  shall be effective to decrease the value of a Participant's  vested
                  Account Balance in existence at the time the amendment or modification is made;

         ii.      The  ability of the Board to amend any  provision  hereof  related to  Incentive  Units  shall be limited by any restriction contained in the Incentive Plan; and

         iii.     The Board may amend the Plan or any Plan  Agreement  or ancillary  form or  agreement  hereunder, without the consent of any  Participant or  Beneficiary,  to the extent it reasonably  determines that such amendment is necessary or appropriate to ensure that any amount  credited  hereunder is not includable in the income of any such  Participant  or Beneficiary  prior to the date on which it is distributed hereunder, whether on account of Code Section 409A or otherwise.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
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         b.       Plan  Agreement.  If a Participant's  Plan Agreement  contains  benefits or limitations  that are not in this Plan document,  the Employer may only amend or terminate such  provisions  with the written  consent of the Participant.

         11.3     Effect of  Payment:  The full  payment of the  Participant's  vested  Account  Balance  hereunder shall  completely  discharge all  obligations to a Participant and his or her designated  Beneficiaries  under this
Plan, and the Participant's Plan Agreement and participation hereunder shall terminate.

                                                    ARTICLE 12
                                                  ADMINISTRATION

         12.1      Powers:  This Plan and all matters  related  thereto  shall be  administered  by the  Committee.
The Committee  shall have the power and authority to interpret the provisions of this Plan and shall  determine all questions  arising  under  the  Plan  including,  without  limitation,  all  questions  concerning  administration, eligibility,  the  determination  of  benefits  hereunder,  and the  interpretation  of any form or other  document related to this Plan.  In addition,  the Committee  shall have the authority to prescribe,  amend and rescind rules and  administrative  procedures  relating  to the  operation  of this Plan and to correct  any  defect,  supply any omission or reconcile any inconsistency in this Plan.

         Any  determination by the Committee need not be uniform as to all or any Participant  hereunder.  Any such determination  shall be  conclusive  and binding on all persons.  The  Committee  shall engage the services of such independent  actuaries,  accountants,  attorneys  and  other  administrative  personnel  as it deems  necessary  to administer the Plan.

         12.2     Delegation of Administrative Authority:  The  Committee,  in its  discretion,  may delegate to the  appropriate  officers of the Company or its Affiliates  all or any portion of the power and authority  granted to it hereunder,  subject to any  limitations  imposed under  applicable  Federal or state  securities laws and the applicable  rules of the  securities  exchange  upon  which  Common  Stock is traded or  reported.  When  acting in accordance with such  delegation,  whether made orally or in writing,  such officers shall be deemed to possess the power and authority granted to the Committee  hereunder.  Without the requirement of further action,  the Committee shall be deemed to have delegated to its appropriate officers:

         a.       The  authority to review and  administer  distributions  and other  payments and  withdrawals  in accordance with the provisions of Articles 6, 7, 8 or 9 hereof; and

         b.       The authority to make such  amendments to this Plan or any ancillary form or document  related to this Plan contemplated under Section 11.2(a)(iii) hereof.

         12.3     Fees and  Expenses:  The Company  shall bear all costs,  fees and  expenses  associated  with the establishment, administration, and maintenance of the Plan.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

         12.4     Common Stock Units:

         a.       Adjustment.  In the event of any merger,  consolidation or other  reorganization  of the Company, there  shall be  substituted  for each of the Common  Stock  Units then  subject to the Plan the number and kind of shares of stock or other  securities  to which the holders of Common  Stock are  entitled in such  transaction.  In the event of any  recapitalization,  stock  dividend,  stock  split,  combination  of shares or other change in the number of shares of Common  Stock then  outstanding  for which the  Company  does not  receive  consideration,  the number  of  Common  Stock  Units  then  subject  to the Plan  shall be  adjusted  in  proportion  to the  change in outstanding shares of Common Stock.

         Incentive Units shall be subject to adjustment as provided under the Incentive Plan.

         b.       Shareholder  Rights.  No Participant or  Beneficiary  shall have any voting or other  shareholder rights on account of his or her status as such or with  respect to any Common  Stock  Units  credited to an Account established hereunder.

         12.5     Code Section 409A:  This Plan is intended to comply and shall be  interpreted  and construed in a manner  consistent  with  the  provisions  of Code  Section  409A,  including  any rule or  regulation  promulgated thereunder.  In the event that any  provision  of the Plan would cause an amount  deferred  hereunder to be subject to tax under the Code prior to the time such amount is paid to a  Participant,  such provision  shall,  without the necessity of further action by the Board or the Committee,  be deemed null and void as of the  Restatement  Date or such earlier date as may be required by law.

         12.6     Other  Benefits  and  Agreements:  The  benefits  provided for a  Participant  and  Participant's
Beneficiary  under the Plan are in addition to any other  benefits  available to such  Participant  under any other plan or program for employees of the  Participant's  Employer.  The Plan shall  supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

         12.7     Service as an Employee and  Director:  If a  Participant  hereunder is employed by the Company or an Affiliate as an Employee and also serves as a Director:

         a.       A separate  Account shall be established  and  maintained  hereunder with respect to deferrals or contributions made during employment and service as a Director;

         b.       The  distribution  provisions  set forth in Articles 5, 6, 7, 8 and 9 hereof shall be  separately administered with respect to each such Account; and

         c.       Nothing  contained herein shall prohibit  distribution  from any such Account with respect to one capacity  contemporaneous  with the  crediting  of  deferrals  or  contributions  hereunder  with respect to the other.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

                                                    ARTICLE 13
                                                 CLAIMS PROCEDURES

         13.1     Presentation  of  Claim:  Any  Participant  or  Beneficiary  of  a  deceased   Participant  (such
Participant  or Beneficiary  being referred to below as a "Claimant")  may deliver to the Committee a written claim for a  determination  with respect to the amounts  distributable  to such  Claimant  from the Plan. If such a claim relates to the contents of a notice  received by the Claimant,  the claim must be made within sixty (60)days after such notice was received by the  Claimant.  All other claims must be made within  180days of the date on which the event that caused the claim to arise occurred.  The claim must state with  particularity the determination  desired by the Claimant.

         13.2     Notification  of Decision:  The Committee  shall consider a Claimant's  claim within a reasonable time,  but no later than ninety (90) days after  receiving  the claim.  If the  Committee  determines  that special circumstances  require an extension of time for  processing  the claim,  written  notice of the extension  shall be furnished to the Claimant prior to the  termination  of the initial ninety (90) day period.  In no event shall such extension  exceed a period of ninety (90) days from the end of the  initial  period.  The  extension  notice  shall indicate the special  circumstances  requiring an extension of time and the date by which the Committee  expects to render the benefit determination.  The Committee shall notify the Claimant in writing:

         a.       That the Claimant's  requested  determination  has been made, and that the claim has been allowed in full;

         b.       That the Committee  has reached a conclusion  contrary,  in whole or in part,  to the  Claimant's requested  determination,  and such notice must set forth in a manner calculated to be understood by the Claimant:

         c.       The specific reason(s) for the denial of the claim, or any part of it;

         d.       Specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

         e.       A description  of any additional  material or  information  necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

         f.       An explanation of the claim review procedure set forth in Section13.3 below; and

         g.       A  statement  of the  Claimant's  right  to  bring a civil  action  under  ERISA  Section  502(a)
                  following an adverse benefit determination on review.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

         13.3     Review  of a Denied  Claim:  On or before  sixty  (60)days  after  receiving  a notice  from the
Committee  that a claim has been  denied,  in whole or in part,  a  Claimant  (or the  Claimant's  duly  authorized representative)  may file  with the  Committee  a written  request  for a review of the  denial of the  claim.  The
Claimant (or the Claimant's duly authorized representative):

         a.       May, upon request and free of charge,  have  reasonable  access to, and copies of, all documents, records and other  information  relevant  (as defined in  applicable  ERISA  regulations)  to the claim for benefits; and/or

         b.       May submit written comments or other documents.

         13.4     Decision on Review:  The  Committee  shall render its decision on review  promptly,  and no later than sixty  (60)days  after the Committee  receives the Claimant's  written  request for a review of the denial of the claim.  If the Committee  determines  that special  circumstances  require an extension of time for  processing the claim,  written  notice of the extension  shall be furnished to the Claimant  prior to the  termination  of the initial  sixty (60) day period.  In no event shall such  extension  exceed a period of sixty (60) days from the end of the initial  period.  The extension  notice shall indicate the special  circumstances  requiring an extension of time and the date by which the Committee  expects to render the benefit  determination.  In rendering its decision, the  Committee  shall take into account all comments,  documents,  records and other  information  submitted by the
Claimant  relating to the claim,  without  regard to whether such  information  was  submitted or considered in the initial  benefit  determination.  The  decision  must be written in a manner  calculated  to be  understood  by the
Claimant, and it must contain:

         a.       Specific reasons for the decision;

         b.       Specific reference(s) to the pertinent Plan provisions upon which the decision was based;

         c.       A  statement  that the  Claimant  is  entitled  to  receive,  upon  request  and free of  charge, reasonable  access to and copies of, all documents,  records and other  information  relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

         d.       A statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

         13.5     Legal  Action:  A Claimant's  compliance  with the foregoing  provisions of this  Article14 is a mandatory  prerequisite  to a Claimant's  right to commence any legal action with respect to any claim for benefits under this Plan.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

                                                    ARTICLE 14
                                                       TRUST

         14.1     Establishment  of the Trust:  In order to provide  assets from which to fulfill  the  obligations of the  Participants  and  their  beneficiaries  under the  Plan,  the  Company  may  establish  a trust by a trust agreement  with a third party,  the trustee,  to which each Employer  may, in its  discretion,  contribute  cash or other property,  including  securities  issued by the Company,  to provide for the benefit  payments under the Plan
(the "Trust").

          The  provisions of the Plan and the Plan  Agreement  shall govern the rights of a Participant  to receive distributions  pursuant  to the Plan.  The  provisions  of the Trust  shall  govern  the  rights of the  Employers,
Participants  and the creditors of the Employers to the assets  transferred  to the Trust.  Each Employer  shall at all times remain liable to carry out its obligations under the Plan.

         14.2     Distributions  From the  Trust:  Each  Employer's  obligations  under  the Plan may be  satisfied with Trust  assets  distributed  pursuant to the terms of the Trust,  and any such  distribution  shall  reduce the
Employer's obligations under this Plan.

                                                    ARTICLE 15
                                                   MISCELLANEOUS

         15.1     Status of Plan:  The Plan is  intended to be a plan that is not  qualified  within the meaning of
Code Section  401(a) and that "is unfunded and is maintained by an employer  primarily for the purpose of providing deferred  compensation  for a select group of management  or highly  compensated  employees"  within the meaning of
ERISA Sections 201(2), 301(a)(3) and 401(a)(1).

         Participants  and their  Beneficiaries,  heirs,  successors  and assigns  shall have no legal or equitable rights,  interests  or claims in any  property or assets of an  Employer.  For  purposes of the payment of benefits under this Plan,  any and all of an Employer's  assets shall be, and remain,  the general,  unpledged  unrestricted assets  of the  Employer.  An  Employer's  obligation  under  the Plan  shall be  merely  that of an  unfunded  and unsecured promise to pay money in the future.

         15.2     Employer's  Liability:  An  Employer's  liability  for the payment of  benefits  shall be defined only by the Plan and the Plan  Agreement,  as entered  into between the  Employer  and a  Participant.  An Employer shall have no obligation to a  Participant  under the Plan except as expressly  provided in the Plan and his or her
Plan Agreement.

         15.3     Nonassignability:  Neither a  Participant  nor any other  person shall have any right to commute, sell, assign, transfer,  pledge, anticipate,  mortgage or otherwise encumber,  transfer,  hypothecate,  alienate or convey in advance of actual receipt,  the amounts, if any, payable hereunder,  or any part thereof,  and all rights to which are expressly  declared to be,  unassignable and  non-transferable.  No part of the amounts payable shall, prior to actual payment,  be subject to seizure,  attachment,  garnishment or sequestration  for the payment of any debts,  judgments,  alimony or separate  maintenance owed by a Participant or any other person,  be transferable by operation  of  law  in the  event  of a  Participant's  or  any  other  person's  bankruptcy  or  insolvency  or be transferable to a spouse as a result of a property settlement or otherwise.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

         15.4     Not a  Contract  of  Employment:  The terms and  conditions  of this Plan  shall not be deemed to constitute  a  contract  of  employment  between  any  Employer  and the  Participant.  Such  employment  is hereby acknowledged to be an "at will" employment  relationship  that can be terminated at any time for any reason,  or no reason,  with or without cause,  and with or without  notice,  unless  expressly  provided in a written  employment agreement.  Nothing in this Plan shall be deemed to give a  Participant  the right to be retained in the service of any  Employer,  either as an Employee or a Director,  or to interfere  with the right of any Employer to discipline or discharge the Participant at any time.

         15.5     Furnishing  Information:  A  Participant  or his or  her  Beneficiary  will  cooperate  with  the
Committee by furnishing  any and all  information  requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits  hereunder,  including but not limited to taking such physical examinations as the Committee may deem necessary.

         15.6     General Provisions:

         a.       Gender.  Whenever any words are used herein in the  masculine,  they shall be construed as though they were in the  feminine in all cases where they would so apply;  and  whenever  any words are used herein in the singular or in the plural,  they shall be construed as though they were used in the plural or the singular,  as the case may be, in all cases where they would so apply.

          b.      Headings.  The  captions  of  the  articles,  sections  and  paragraphs  of  this  Plan  are  for convenience only and shall not control or affect the meaning or construction of any of its provisions.

         c.       Choice of Law.  Subject to ERISA,  the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Mississippi without regard to its conflicts of laws principles.

         d.       Successors  and Assigns.  The  provisions of this Plan shall bind and inure to the benefit of the
Participant's  Employer  and its  successors  and  assigns and the  Participant  and the  Participant's  designated
Beneficiaries.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

         15.7     Notice:  Any notice or filing  required  or  permitted  to be given to the  Committee  under this
Plan shall be  sufficient  if in writing and  hand-delivered,  or sent by  registered  or  certified  mail,  to the address below:

                                   Hancock Holding Company
                                   Attn:  Senior Vice President - Corporate
                                   Human Resources
                                   2510 14th Street
                                   Gulfport, Mississippi 39501

Such  notice  shall be deemed  given as of the date of delivery  or, if  delivery  is made by mail,  as of the date shown on the  postmark  on the  receipt  for  registration  or  certification.  Any  notice or filing  required  or permitted to be given to a Participant  under this Plan shall be sufficient  if in writing and  hand-delivered,  or sent by mail, to the last known address of the Participant.

         15.8      Spouse's  Interest:  The interest in the benefits  hereunder  of a spouse of a  Participant  who has predeceased the Participant shall  automatically  pass to the Participant and shall not be transferable by such spouse in any manner,  including  but not limited to such  spouse's  will,  nor shall such  interest pass under the laws of intestate succession.

         15.9     Validity:  In case any  provision  of this Plan shall be illegal or invalid for any reason,  said illegality  or  invalidity  shall not affect the  remaining  parts  hereof,  but this Plan shall be  construed  and enforced as if such illegal or invalid provision had never been inserted herein.

         15.10    Incompetent:  If the  Committee  determines in its  discretion  that a benefit under this Plan is to be paid to a minor, a person declared  incompetent or to a person  incapable of handling the disposition of that person's  property,  the Committee  may direct  payment of such benefit to the guardian,  legal  representative  or person  having the care and custody of such minor,  incompetent  or incapable  person.  The  Committee  may require proof of minority,  incompetence,  incapacity or guardianship,  as it may deem appropriate prior to distribution of the  benefit.  Any  payment  of a  benefit  shall  be a  payment  for  the  account  of  the  Participant  and  the
Participant's  Beneficiary,  as the case may be, and shall be a complete  discharge of any liability under the Plan for such payment amount.

         15.11    Court  Order:  The  Committee  is  authorized  to comply  with any court  order in any  action in which the Plan or the Committee has been named as a party,  including any action  involving a determination  of the rights or interests in a  Participant's  benefits  under the Plan.  Notwithstanding  the  foregoing,  the Committee shall  interpret  this  provision in a manner that is consistent  with Code Section 409A and other  applicable  tax law. In addition,  if necessary to comply with a qualified  domestic  relations  order,  as defined in Code Section
414(p)(1)(B),  pursuant to which a court has  determined  that a spouse or former  spouse of a  Participant  has an interest in the  Participant's  benefits  under the Plan,  the Committee,  in its sole  discretion,  shall have the right to immediately  distribute the spouse's or former spouse's interest in the  Participant's  benefits under the
Plan to such spouse or former spouse.

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

         15.12    Insurance:  The  Employers,  on their own behalf or on behalf of the  trustee of the Trust,  and, in their sole discretion,  may apply for and procure insurance on the life of the Participant,  in such amounts and in such forms as the Trust may choose.  The  Employers  or the trustee of the Trust,  as the case may be,  shall be the sole owner and beneficiary of any such  insurance.  The  Participant  shall have no interest  whatsoever in any such policy or policies,  and at the request of the Employers shall submit to medical  examinations and supply such information  and execute  such  documents  as may be required by the  insurance  company or  companies  to whom the
Employers have applied for insurance.

         15.13    Effect of a Change in Control:  Immediately  preceding the  occurrence of a Change in Control and to the extent consistent with applicable law and stock exchange requirements, the Committee may:

         a.       Replace one or more members of the Committee; and/or

         b.       To the extent  the Bank then  serves as trustee  of any Trust  established  hereunder,  appoint a successor  thereto,  which  shall be a  financial  institution,  other than an  Affiliate  of the
                  Company or any successor thereto, with deposits of not less than $1 billion.

         This  Hancock  Holding  Company  Nonqualified  Deferred  Compensation  Plan was  approved  by the Board of
Directors of the Company on December 14, 2005, to be effective as provided herein.

                                                              Hancock Holding Company

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

                                                    APPENDIX A
                                                    AFFILIATES

         Directors who are members of the boards of directors of the following Affiliates shall be entitled to participate in the Plan:

         Hancock Bank

Hancock Holding Company
Nonqualified Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------

                                                    APPENDIX B
                                             LIMITED TRANSITION RELIEF
                                         IN ACCORDANCE WITH NOTICE 2005-1

         Notwithstanding  the required  deadline for the submission of an initial payment  election under the Plan, and in accordance  with Q&A-19(c) of Notice 2005-1,  as  incorporated  into the proposed  Treasury  Regulations for
Code  Section  409A,  any  Continuing  Participant  hereunder  may  elect  the form in and time at which his or her
Account Balance  (including the Transfer Amount) will be paid upon his or her Retirement;  such form and time to be consistent  with the  provisions  of Article 6 of the Plan.  In order to make an election in  accordance  with this
Appendix B, such  Participant  must submit an Election Form to the Committee  prior to the deadline  established by the  Committee,  which in no event shall be later than  December  31, 2006.  In the event a Continuing  Participant does not submit an election by such  deadline,  then such  Participant  shall be deemed to have  elected to receive his or her  Retirement  Benefit,  including  the portion of the  Retirement  Benefit  attributable  to the Transfer
Amount,  in  accordance  with his or her payment  election  last  effective  under the Prior Plan,  and such deemed election shall be subject to modification as provided in Article 6 hereof.